October 28, 2008
WELCOME!

OUR US MARKETPLACE
  Prison Population:   1,596,127
  Jail Population:    723,131
  Parole & Probation:  4,916,480
  TOTAL OFFENDERS  7,235,728

The US Leads the
World…
In Prisons, Jails &
Offender
Populations!
The US Criminal Justice System

OUR US MARKETPLACE
  Corrections Budgets: $60 Billion+
  Rehabilitation Costs:  $40 Billion+
  Lost GDP Productivity 2.5% of US Pop*
  TOTAL EXPENDITURES $100 Billion+
The US Criminal Justice System
The US Leads the
World…
In Spending per
Offender and Jail
Expansion!
(Estimated Annualized Costs, Public & Private)
* Estimated US Population 300 Million, 7.3 Million Offender Population

OUR US MARKETPLACE
The US Criminal Justice System
The US Leads the
World…
In Spending per
Offender and Jail
Expansion!
(Federal, State & Agency Budgets are “Handcuffed” under
upward spiraling Fuel, Labor & Offender Program Costs)

OUR US MARKETPLACE
The US Criminal Justice System
The US Leads the
World…
In Spending per
Offender and Jail
Expansion!
(Federal, State & Agency Budgets are “Handcuffed” under
upward spiraling Fuel, Labor & Offender Program Costs)

OUR COMPANY
“To empower law enforcement, corrections
 and rehabilitation professionals with
 offender management programs, which
 grant offenders accountable opportunity,
 while providing for greater public safety
 at a lower cost.”
SecureAlert Mission
The Only Fully
Integrated GPS,
Cellular, RF and
Intervention
Monitoring Program
in the World!
?
?

OUR COMPANY
  3 Operating Divisions/Brands:
  SecureAlert, Midwest Monitoring & Surveillance and
 Court Programs, Inc.
  13,377 Offenders Currently Managed
  5,377 Offenders Electronically Monitored
  8,000 Case Management
SecureAlert Today
The Only Fully
Integrated GPS,
Cellular, RF and
Intervention
Monitoring Program
in the World!
?
?

OUR COMPANY
  TrackerPAL II Deployed July of 2008
  Integrated GPS, Cellular & RF e-Arrest
  New, Incremental & Replacement Orders of
 1600+ TPII Units (August - October 24, 2008)
The Only Fully
Integrated GPS,
Cellular, RF and
Intervention
Monitoring Program
in the World!
?
?
* Approximately 13,000 Domestic, 7,500 International, Current Active Prospects 2008 - 2009
SecureAlert Today

Jails without Walls
OUR COMPANY
  Strategic C-A-R-E Initiatives 2008 - 2009
  Corrections: Protocol-driven, offender monitoring
 Accountability: Continuous tracking, pre-emptive
 intervention
 Rehabilitation: Case management, addiction
 monitoring
 Empowerment: Supports re-socialization
  SA Offender Management Programs serve
 as Agency “Force Multiplier” for Domestic
 Violence, Gang Violence and Sexual
 Predator Initiatives
SecureAlert 2008 - 2009
Correction &
Accountability
Rehabilitation &
Empowerment
C.A.R.E Programs

Curb Domestic Violence
  ● Battered Spouse Avoidance
  ● Batterer Intervention Certification Compliance
  ● Home & Work Exclusion Zones
  ● Proximity Alerts & Early Warning Alarms
  ● Optional Family Member Protection Zones (e.g. Kids)
  ● Order of Protection Enforcement
  ● Incident & Event Correlation
  ● Optional Alcohol Monitoring and/or Drug Testing
Home
Work
OUR PROGRAMS

Curb Gang Violence
  ● Gang Member House Arrest
  ● Gang Inclusion & Exclusion Zones
  ● Gang Proximity and Affiliation Alarms/Alerts
  ● Gang “Blocking”, “Turf Tracking” & Gang Grids
  ● Optional Alcohol Monitoring and Drug Testing
Gang
Turf
OUR PROGRAMS

Curb Sexual Violence
  ● Sexual Predator “lifetime” Tracking & Monitoring
  ● Predator Inclusion & Exclusion Zones
  ● Dissuasion Intervention & Alarm on Device
  ● On-device Counseling Facilitation
  ● Program Reinforcement & Compliance
OUR PROGRAMS

Jails without Walls
OUR OPPORTUNITY
  Well-Positioned to Capitalize on Increased
 Budgetary Pressures, Need for Public Safety,
 Offender Accountabilities and Rehabilitation
 Initiatives
  Modest Objective to Capture 1/10 of 1% or
 $100 Million+ Share of $100 Billion+
 Expenditures on Corrections & Rehabilitation
  Will Capitalize on International
 Business Development Initiatives
SecureAlert 2008 - 2009
Correction &
Accountability
Rehabilitation &
Empowerment
C.A.R.E Programs
X

OUR
PRODUCT

OUR PRODUCT
  Enhancements
  Waterproof
  Internalized battery (increased battery life - 24+ hrs.)
  Embedded RF Technology
  Improved shell durability
TrackerPAL II
E-Arrest Beacon
  Features
  RF Technology
  Cellular-based (no land-line required)
  Tamper Resistant (motion detection)
  Multiple Usage Options for Agencies

TrackerPAL™ Software Interface:
  Add a schedule to any inclusion/exclusion zone.
  Multiple schedules can be created for each zone.
OUR PRODUCT

Current Sales
Outlook

US Sales Highlights
  5,377 Monitored Offenders
  8,000 Case Managed Offenders
  13,377 Total Offenders
  6% increase over prior period
  18% increase over prior quarter
SecureAlert Today
The Only Fully
Integrated GPS,
Cellular, RF and
Intervention
Monitoring Program
in the World!
?
?

  TP II making positive inroads
  Currently shipping 150 TP II’s per week,
 plus replacing TP I’s, plus increased usage
 in current accounts
  Growth of 23% to 367% in 13 of Top Accounts
  22 New Agencies in Last 60 Days
  Currently 60 Clients/Agencies and 20,500
 Units/Offenders in Sales Pipeline*
SecureAlert Today
The Only Fully
Integrated GPS,
Cellular, RF and
Intervention
Monitoring Program
in the World!
?
?
* Approximately 13,000 Domestic, 7,500 International, Current Active Prospects 2008 - 2009
Sales Highlights

US Sales Highlights
  Leveraging Alcohol Monitoring and
 Case Management into existing
 accounts and to capture new accounts
 expanded
  Distributing alcohol monitoring and
 lower level electronic monitoring
 offerings
  Offering full service and case
 management
  Capture broader market
The Only Fully
Integrated GPS,
Cellular, RF and
Intervention
Monitoring Program
in the World!
?
?
SecureAlert Today

US Sales Highlights
Offender Pay growing across organization
  Enables active devices in agencies
 that have limited/no budget dollars
  Improved Collections, Cash-flow
  Allows collection of payment in
 advance of service
SecureAlert Today
?
?

US Sales Highlights
  Dakota County, MN:
  Home Monitoring, GPS Tracking, Alcohol Monitoring and Case
 Management of 175-200 offenders per day for estimated
 annual revenues of $750,000+
  Initial 2 year contract with options for 2 annual renewals
  Orange County, FL:
  GPS and Case Management of approximately 50 offenders per
 month from Civil Domestic Violence Court for estimated annual revenues of $225,000+
  First Court in FL to use GPS for civil matters
  New clients signed in last 60 days represent a total of $3.0 million+ in incremental annual revenues
Example: Key New Clients

US Sales Highlights
  Key new clients signed in last 60 days
  Wing County, MN
  Macon, MO
  Carrollton, GA
  Itasca County, MN
  Virginia/Hibbing Corrections, MN
  Pepin County Human Services, WI
  Le Sueur County, MN
  Vilas County, WI
  Green Lake County, WI
  St. Peter, MN
  Indian River County (DJJ), FL
  Hattiesburg, MS
Additional New Client Examples

International Sales Highlights
Activity in Latin America and Middle East
  Latin American deployments in two regions:
  Region #1: 800 units by year-end
  Expected deployment growth to over 5,000 - 7,500 units by
 end of Q1, 09
  Region #2: 300-500 units by year-end
  Expected to grow to 1,000 - 2,500 units by Q1, ’09
  Overall Potential to grow to 20,000+ units
  Middle East
  Deployment of 300 unit pilot expected to close by year end
  Potential to grow to 5,000+ units
SecureAlert International Today

OUR
OPPORTUNITY

OUR OPPORTUNITY
  Financial Goals / Imperatives Going Forward -
 Moving Quickly Toward BREAKEVEN
  Improvement in areas of:
  Manufacturing
  Communication Costs
  Monitoring Center
  SG & A Expenses
  A leaner, more efficient organization delivering
 improved customer experiences

OUR OPPORTUNITY
  Manufacturing Costs / Capacity:
  Quality of TrackerPal II
  30 point inbound quality inspection
  2.5% manufacturer fail rate
  Increased Manufacturing Capacity
  75 to 100 units / day
  Dual supplier sourcing
  Inventory Consignment / Direct Buying
  Savings of approx. 20% in mark-up

OUR OPPORTUNITY
  Communication Costs
  AT&T Certification
  Direct through AT&T
  No VAR’s
  Better SIM Coverage & Rate Plan
  SMS Data Billing Savings
   T-Mobile
  Retirement of approx. 10,000 SIM Cards - 12-31-08
  Gateway Provider
  New Provider - approx. ½ cost

OUR OPPORTUNITY
  Monitoring Center
  Reduced Alarms
  Deployment of TrackerPal II
  Replacement of TrackerPal I
  Improved Batteries and Straps
  Software - Staff Efficiencies
  AVR - Automated Voice Response
  Simplification of Rules Scheduling
  Data Warehousing and Management
  Removal of Duplicate Features, etc.

OUR OPPORTUNITY
  SG & A Expenses
  Distributors / Consultants
  Increase distributors
  Pay for performance
  Travel & Entertainment
  Per diem policies / enforcement
  Increased internal controls / dual authorization

Final Thoughts &
THANK YOU!